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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12
LABOR READY, INC.
(Name of Registrant as Specified In Its Charter)
LABOR READY, INC.
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Tacoma, Washington
April 16, 2004

Dear Shareholders:

        It is a pleasure to invite you to your Company's 2004 Annual Meeting of Shareholders, to be held at the Sheraton Hotel, 1320 Broadway, Tacoma, WA, on Wednesday, June 2, 2004, at 10:00 a.m. (Pacific Daylight Time).

        The matters to be acted upon are described in the accompanying Notice of Annual Meeting and Proxy Statement.

        I look forward to seeing our shareholders at the meeting. We will report on Labor Ready's operations and respond to questions you may have.

        YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend, it is important that your shares be represented. Please sign, date and mail the enclosed proxy card as soon as possible in the enclosed postage prepaid envelope in order to ensure that your vote is counted. If you attend the meeting you will, of course, have the right to vote your shares in person.

Very truly yours,
/s/ ROBERT J. SULLIVAN Robert J. Sullivan Chairman of the Board

LABOR READY, INC.
1015 A Street
Tacoma, Washington 98402

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
Wednesday, June 2, 2004

To the Shareholders:

        The annual meeting of the Shareholders of Labor Ready, Inc., a Washington corporation, will be held at the Sheraton Hotel, 1320 Broadway, Tacoma, WA, on Wednesday, June 2, 2004, at 10:00 a.m. (Pacific Daylight Time) for the following purposes:

  1.
  to elect the directors to serve until the next Annual Meeting of Shareholders, and until their respective successors are elected and qualified;

  2.
  to ratify the selection of PricewaterhouseCoopers LLP to serve as the independent auditors of the Company for the fiscal year ending December 31, 2004; and

  3.
  to transact such other business as may properly come before the meeting.

        Only shareholders of record at the close of business on April 8, 2004 will be entitled to notice of, and to vote at, the annual meeting and any adjournments thereof.

By Order of the Board of Directors
/s/ TIMOTHY J. ADAMS

Timothy J. Adams Secretary Tacoma, Washington April 16, 2004

YOUR VOTE IS IMPORTANT

        WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT AS PROMPTLY AS POSSIBLE IN THE ENCLOSED STAMPED AND ADDRESSED ENVELOPE IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO REVOKE IT LATER OR VOTE YOUR SHARES IN PERSON IN THE EVENT THAT YOU SHOULD ATTEND THE MEETING.

LABOR READY, INC.
1015 A Street
Tacoma, Washington 98402

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
Wednesday, June 2, 2004

        The Board of Directors of Labor Ready, Inc., a Washington corporation, is soliciting your proxy to vote your shares at the 2004 Annual Meeting of Shareholders of the Company to be held at 10:00 a.m. (Pacific Daylight Time) on Wednesday, June 2, 2004, at the Sheraton Hotel, 1320 Broadway, Tacoma, WA, and at any adjournment thereof. This proxy statement contains the required information under the rules of the Securities and Exchange Commission and is designed to assist you in voting your shares.

        Revocation of Proxies.    If you execute a proxy, you will retain the right to revoke it at any time before it is voted. You may revoke or change your proxy before it is voted by: (i) sending a written revocation to the Corporate Secretary of the Company at P.O. Box 2910, Tacoma, WA 98401; (ii) submitting a proxy with a later date; (iii) delivering a written request in person to return the executed proxy; or (iv) attending and voting at the annual meeting. Your right to revoke your proxy is not limited by or subject to compliance with a specified formal procedure, but you should give written notice to the Secretary of the Company at or before the annual meeting so that the number of shares represented by proxy can be recomputed.

        Voting of Proxies.    If you properly execute and return the enclosed proxy card, the individuals named on the proxy card (your proxies) will vote your shares in the manner you indicate. We urge you to specify your choices by marking the appropriate box on the enclosed proxy card; if you sign and return the proxy card without indicating your instructions, your shares will be voted FOR PROPOSAL 1 (THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS) AND FOR PROPOSAL 2 (RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS), and with respect to any other business that may come before the meeting, as recommended by the Board of Directors. You may vote for, against, or abstain from voting on, any matter that may properly come before the meeting.

        Quorum.    A quorum is necessary to hold a valid meeting. If shareholders entitled to cast at least a majority of all the votes entitled to be cast at the annual meeting are present in person or by proxy, a quorum will exist. Shares represented by proxies containing an abstention as to any matter will be treated as shares that are present and entitled to vote for purposes of determining a quorum. Similarly, shares held by brokers or nominees for the accounts of others as to which voting instructions have not been given for that matter and for which the broker does not have discretionary voting authority for that matter ("Broker Non-Votes") will be treated as shares that are present and entitled to vote for purposes of determining a quorum.

        Effect of Abstentions and Broker Non-Votes.    Nominees for election as directors who receive the greatest number of votes cast will be elected directors. The proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors will be approved if the number of votes cast in favor of the matter exceeds the number of votes cast against it. Abstentions and Broker Non-Votes will have no practical effect in the election of directors and in the vote to ratify the appointment of PricewaterhouseCoopers because abstentions and Broker Non-Votes do not represent votes cast by shareholders.

        Record Date.    Shareholders of record at the close of business on April 8, 2004 are entitled to vote at the annual meeting. On April 8, 2004, the Company had 41,331,831 shares of common stock outstanding. Each share of common stock entitles the holder thereof to one vote.

        Discretionary Authority.    If any nominee for director is unable to serve or for good cause will not serve, or if any matters not specified in this proxy statement come before the meeting, eligible shares will be voted as specified by the named proxies pursuant to discretionary authority granted in the proxy. At the time this proxy statement was printed, we were not aware of any other matters to be voted on.

        Solicitation of Proxies.    Proxies may be solicited by officers, directors and regular supervisory and executive employees of the Company, none of whom will receive any additional compensation for their services.

        Mailing and Forwarding of Proxy Materials.    On or about April 16, 2004, we mailed this proxy statement and the enclosed proxy card to shareholders. We will arrange with brokerage firms and other custodians, nominees and fiduciaries to forward proxy solicitation material to certain beneficial owners of the common stock and will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses that they incur as a result of forwarding the proxy materials.

        Executive Offices.    The principal executive office of the Company is located at 1015 A Street, Tacoma, WA 98402. The mailing address of the principal executive office is P.O. Box 2910, Tacoma, WA 98401. The telephone number for the Company is (253) 383-9101.

PROPOSAL 1. ELECTION OF DIRECTORS

        The Company's directors are elected each year at the annual meeting of shareholders to serve until their successors are elected and qualified, or until they resign or are removed or are otherwise disqualified to serve. The Company's Board of Directors currently consists of seven directors. The Board of Directors has nominated the following persons for election as directors, all of whom are currently directors. The Board of Directors recommends a vote for each of the nominees. Proxies cannot be voted for a greater number of persons than the number of nominees named. The nominees are as follows:

        Robert J. Sullivan, 73, has served as Chairman of the Board of the Company since July 2000 and as a director since November 1994. Mr. Sullivan's career included 12 years at American Express Company and related companies, where he served as a financial officer and division general manager. He served three years as chief financial officer of Cablevision, Inc., and was general manager of the Long Island cable television system. He also spent 10 years as a financial consultant to small businesses, including Labor Ready from 1993 to 1994.

        Joseph P. Sambataro, Jr., 53, has served as Chief Executive Officer and President of the Company since September 2001 and as a director since January 2000. Mr. Sambataro joined the Company in August 1997 and served as Chief Financial Officer, Treasurer and Assistant Secretary until January 2001 and as Executive Vice President until March 2001. Prior to joining the Company, he served as the Managing Partner of the Seattle office of BDO Seidman, LLP, an accounting and consulting firm, from 1990 to 1997. From 1985 to 1990, Mr. Sambataro was co-founder and CEO of an onsite toxic waste bioremediation company and co-founder and VP Finance of a natural products biotechnology company. From 1972 to 1985, Mr. Sambataro was with KPMG Peat Marwick and partner in charge of audit in the Seattle office from 1983 to 1985.

        Mark R. Beatty, 49, has served as a director of the Company since June 2001. Since 2000, Mr. Beatty has served as General Counsel to Cascade Investments, LLC, the private investment vehicle of Microsoft Chairman William H. Gates III. From 1990 to 2000, Mr. Beatty was a partner in the Seattle law firm of Preston Gates & Ellis LLP, where his practice focused on corporate and securities law.

        Gates McKibbin, 57, has served as a director of the Company since March 2001. Since 1996, Ms. McKibbin has been self-employed as a consultant developing comprehensive strategy and leadership programs for large, nationally respected organizations. Prior to 1996 she was Vice President of Change Management for Bank of America, and has held numerous other executive positions.

        Thomas E. McChesney, 57, has served as a director of the Company since July 1995. Mr. McChesney has been the Director of Investment Banking with Blackwell Donaldson and Company since 1998. He is also a director of Nations Express, Inc., and Stonestreet One, Inc.

        Carl W. Schafer, 68, has served as a director of the Company since September 1999. Mr. Schafer is currently President of The Atlantic Foundation, a charitable foundation. Mr. Schafer has also been Financial Vice President and Treasurer of Princeton University, Chairman of the Investment Advisory Committee for the Howard Hughes Medical Institute, and a principal of Rockefeller & Co., Inc. He serves on various boards including Frontier Oil Corporation, which is traded on the New York Stock Exchange, and the UBS, Guardian, Harding Loevner and European Investors groups of mutual funds.

        William W. Steele, 68, has served as a director of the Company since August 2001. Mr. Steele is currently a director and Chairman of the Executive Committee of ABM Industries, a large facilities services contractor traded on the New York Stock Exchange. In the course of his 43-year career with ABM Industries, Mr. Steele was appointed its President in 1991 and its Chief Executive Officer in 1994, and served in those capacities until his retirement in October of 2000.

PROPOSAL 2. RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

        The Audit Committee of the Board of Directors has appointed PricewaterhouseCoopers LLP to serve as the independent auditors of the Company for the fiscal year ending December 31, 2004. Services provided to the Company and its subsidiaries by PricewaterhouseCoopers in fiscal 2003 and 2002 are described under "Fees Paid to Independent Auditors for Fiscal 2003 and 2002" below. Representatives of PricewaterhouseCoopers will be present at the annual meeting to make a statement if they desire to do so and respond to appropriate questions by shareholders. The affirmative vote of a majority of the shares represented at the meeting is required for the ratification of the Board's selection of PricewaterhouseCoopers as the Company's independent auditors for the fiscal year ending December 31, 2004. The Board of Directors recommends a vote "FOR" the ratification of the selection of PricewaterhouseCoopers as independent auditors of the Company. In the event shareholders do not ratify the appointment, the Audit Committee will reconsider the appointment. The Audit Committee reserves the right to change its independent auditors without seeking shareholder approval if it determines that such change is in the best interests of the Company.

Fees Paid to Independent Auditors for Fiscal 2003 and 2002

        PricewaterhouseCoopers provided audit and other services in the following categories and was paid the following amounts:

	2003	2002
Audit fees:(1)	$321,152	$398,978
Audit-related fees:(2)	$17,170	$-0-
Tax fees:(3)	$16,625	$8,000
All other fees:(4)	$3,165	$-0-

(1)
Audit fees for fiscal 2003 and 2002 were for services rendered for the audits of the consolidated financial statements included in the Company's Annual Reports on Form 10-K, quarterly reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q, and other Securities and Exchange Commission filings including consents, comfort letters, and other assistance required to complete the year-end audit of the consolidated financial statements.

(2)
Audit-related fees for fiscal 2003 were for services for research on audit-related issues.

(3)
Tax fees includes consultation on tax compliance and planning.

(4)
All other fees for fiscal 2003 includes subscription for online research tool.

        The services described above were approved by the Audit Committee pursuant to the policy described below; the Audit Committee did not rely on any of the exceptions to pre-approval under Rule 2-01(c)(7)(i)(C) under Regulation S-X.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

        The Audit Committee pre-approves all audit and non-audit services provided by the independent auditors prior to the engagement of the independent auditors with respect to such services. The Company's independent auditors may be engaged to provide non-audit services only after the Audit Committee has first considered the proposed engagement and has determined in each instance that the proposed services are not prohibited by applicable regulations and the auditors' independence will not be materially impaired as a result of having provided such services. In making this determination, the Audit Committee shall take into consideration whether a reasonable investor, knowing all relevant facts and circumstances, would conclude that the auditors' exercise of objective and impartial judgment on all issues encompassed within the auditors' engagement would be materially impaired. The Audit Committee may delegate its approval authority to pre-approve services provided by the independent auditors to one or more of the members of the Audit Committee, provided that any such approvals are presented to the Audit Committee at its next scheduled meeting.

Change in Independent Auditors

        On May 3, 2002, the Company dismissed Arthur Andersen, LLP as its independent auditors and appointed PricewaterhouseCoopers as the Company's independent auditors. The decision not to renew the engagement of Arthur Andersen and to select PricewaterhouseCoopers was approved by the Company's Board of Directors upon the recommendation of the Audit Committee.

        The audit reports of Arthur Andersen on the Company's financial statement for the two years ended December 31, 2001 and 2000 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

        During the two fiscal years of the Company ended December 31, 2001, and the subsequent interim period through May 3, 2002, there were no disagreements between Arthur Andersen and the Company on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen, would have caused it to make reference to the subject matter of the disagreements in connection with its report, and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

        The Company provided Arthur Andersen with a copy of the foregoing disclosures. A copy of Arthur Andersen's letter dated May 6, 2002, stating its agreement with such statements, is attached as Exhibit 16.1 to our Current Report on Form 8-K dated May 3, 2002 filed with the Securities and Exchange Commission.

        During the Company's two fiscal years ended December 31, 2001, and the subsequent interim period through May 3, 2002, the Company did not consult with PricewaterhouseCoopers regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

GOVERNANCE OF THE COMPANY

Meetings and Committees of the Board

        Board of Directors.    The Board of Directors consists of a majority of "independent directors" as such term is defined in the NYSE corporate governance rules. The Board of Directors has determined that Messrs. McChesney, Schafer, Sullivan, Steele* and Beatty and Ms. McKibbin are independent directors. The Board of Directors met five times during fiscal year 2003. The non-management directors regularly meet in executive session, at which the Chairman of the Board presides. Each director is expected to attend the Company's Annual Meeting of Shareholders. Last year all directors attended the Company's 2003 Annual Meeting of Shareholders.

*
Mr. Steel is a director and former executive of ABM Industries, a customer of ours. Our Board has determined that this relationship is not material because annual revenues from ABM are less than 2% of ABM's consolidated annual gross revenues.

        Compensation Committee.    The Board of Directors has appointed the Compensation Committee to review and recommend executive compensation and to serve as the administrative committee for the Company's stock option and stock purchase plans. The Compensation Committee, which currently consists of Mr. McChesney, who chairs the committee, Ms. McKibbin and Mr. Beatty, met seven times during fiscal year 2003. The Board of Directors has adopted a charter governing the duties and responsibilities of the Compensation Committee. A copy of the Compensation Committee charter is included in this proxy statement as Appendix A and is available on the Company's website at www.laborready.com. The report of the Compensation Committee is included in this proxy statement.

        Audit Committee.    The Board of Directors has appointed the Audit Committee to consider the adequacy of our internal controls and the integrity of our financial reporting. The Audit Committee is also responsible for appointing, approving the fee arrangements of, and monitoring the independence, qualifications and performance of the Company's independent public accountants. The Audit Committee, which currently consists of Mr. Schafer, who chairs the committee, and Messrs. Sullivan and Steele, met four times during fiscal year 2003. The Board of Directors has affirmatively determined that: (a) each member of the Audit Committee is "independent" within the meanings of Rule 10A-3 of the Securities and Exchange Act of 1934, as amended, and the corporate governance rules of the NYSE; (b) no member of the committee has a material relationship with the Company; (c) each member of the committee is "financially literate" under the listing standards of the NYSE; and (d) Messrs. Schafer and Sullivan are "audit committee financial experts" as such term is defined in Item 401 of Regulation S-K.

        The Board of Directors has adopted a charter governing the duties and responsibilities of the Audit Committee. A copy of the Audit Committee charter is included in this proxy statement as Appendix B and is available on the Company's website at www.laborready.com. The report of the Audit Committee is included in this proxy statement.

        Corporate Governance and Nominating Committee.    The Board of Directors has appointed the Corporate Governance and Nominating Committee, which is responsible for (i) nominating directors consistent with criteria approved by the Board, (ii) establishing guidelines on the composition and function of Board committees, (iii) developing and recommending to the Board of Directors corporate governance principles applicable to the Company and (iv) overseeing the evaluation of the Board and management. The Corporate Governance and Nominating Committee, which currently consists of Mr. Steele, who chairs the committee, Messrs. Beatty, Schafer, Sullivan and McChesney and Ms. McKibbin, met four times during 2003. Each of the members of the Corporate Governance and Nominating Committee is independent within the meaning of the NYSE corporate governance rules. The Corporate Governance and Nomination Committee operates under a written charter adopted by the Board of Directors, which is attached to this proxy statement as Appendix C and is available on the Company's website at www.laborready.com.

        Executive Committee.    The Board of Directors has appointed an Executive Committee, to which is delegated the authority to act on behalf of the Board of Directors as necessary when the Board is not in session and it would be impractical to call a meeting of the Board. The Executive Committee, which currently consists of Mr. Sullivan, who chairs the committee, and Messrs. McChesney, Steele and Sambataro, met eight times during fiscal year 2003.

        Consideration of Director Nominees.    The Corporate Governance and Nominating Committee will consider director candidates recommended by shareholders. Candidates recommended by shareholders are evaluated on the same basis as are candidates recommended by the Corporate Governance and Nominating Committee. Any shareholder wishing to nominate a candidate should provide the following information in a letter addressed to the Chairman of the Corporate Governance and Nominating Committee in care of the Company's General Counsel no later than 120 days prior to the corresponding date on which the Company's annual proxy statement was mailed in connection with the most recent annual meeting: (i) the name and address of the shareholder recommending the person to be nominated, (ii) a representation that the shareholder is a holder of record of stock of Labor Ready, including the number of shares held and the period of holding, (iii) a description of all arrangements or understandings between the shareholder and the recommended nominee, (iv) information as to any plans or proposals of the type required to be disclosed in Schedule 13D (i.e., plans involving acquisitions of Labor Ready's securities and/or plans involving a potential merger or change of control transaction) and any proposals that the nominee proposes to bring to the Board of Directors if so elected, (v) any other information regarding the recommended nominee as would be required to be included in a proxy statement filed pursuant to Regulation 14A promulgated by the Securities Exchange Commission pursuant to the Securities Exchange Act of 1934 and (vi) the consent of the recommended nominee to serve as a director of Labor Ready if so elected. Additional information may be requested to assist the Corporate Governance and Nominating Committee in determining the eligibility of a proposed candidate to serve as a director. This may include requiring that a prospective nominee complete a director and officer questionnaire and provide any follow-up information requested. In addition, the notice must meet all other requirements contained in Labor Ready's Bylaws, if any.

        Board Membership Criteria.    Our Corporate Governance Guidelines adopted by our Board of Directors, a copy of which is included as Appendix D to this proxy statement and is available at the Company's website at www.laborready.com, include the criteria our Board believes are important in the selection of director nominees. While the Board has not established any minimum qualifications for nominees, the Board does consider the composition of the Board as a whole, the requisite characteristics (including independence, diversity, experience in industry, finance, administration and operations) of each candidate, and the skills and expertise of its current members taking into account the overall operating efficiency of the Board and its committees.

        Committee Membership.    The Board appoints committee chairs and members on an annual basis with consideration given to the qualifications and preferences of individual directors. In its deliberations, the Corporate Governance and Nominating Committee is aware that (i) each member of the Audit Committee must be financially literate, as such qualification is interpreted by the Board in its business judgment, (ii) each member of the Corporate Governance and Nominating Committee, the Audit Committee and the Compensation Committee must be independent within the meaning of the NYSE corporate governance rules, (iii) each member of the Audit Committee must meet the independence standards set forth in Rule 10A-3 of the Securities and Exchange Act of 1934, as amended, and (iv) at least one member of the Audit Committee must be a person who satisfies the definition of an "audit committee financial expert" as set out in Item 401 of Regulation S-K.

        Process for Identifying and Evaluating Nominees.    The Corporate Governance and Nominating Committee may employ a variety of methods for identifying and evaluating nominees for director. The Corporate Governance and Nominating Committee regularly assesses the size of the Board, the need for particular expertise on the Board, the upcoming election cycle of the Board and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated or arise, the Corporate Governance and Nominating Committee considers various potential candidates for director which may come to the Corporate Governance and Nominating Committee's attention through current Board members, professional search firms, shareholders or other persons. These candidates will be evaluated at regular or special meetings of the Corporate Governance and Nominating Committee, and may be considered at any time during the year.

        The Corporate Governance and Nominating Committee will consider candidates recommended by shareholders when the nominations are properly submitted, under the criteria summarized above in "Consideration of Director Nominees." Included in this discussion is a description of the deadlines and procedures for shareholder submissions of director nominees. Following verification of the shareholder status of persons proposing candidates, the Corporate Governance and Nominating Committee will make an initial analysis of the qualifications of any candidate recommended by shareholders or others pursuant to the criteria summarized above to determine whether the candidate is qualified for service on the Board, before deciding to undertake a complete evaluation of the candidate. If a shareholder or professional search firm in connection with the nomination of a director candidate provides any materials, such materials will be forwarded to the Corporate Governance and Nominating Committee

as part of its review. If the Corporate Governance and Nominating Committee determines that additional consideration is warranted, it may request the third-party search firm to gather additional information about the prospective nominee's background and experience and to report its findings to the Corporate Governance and Nominating Committee. Other than the verification of compliance with procedures and shareholder status, and the initial analysis performed by the Corporate Governance and Nominating Committee, the Corporate Governance and Nominating Committee will treat a potential candidate nominated by a shareholder like any other potential candidate during the review process. In connection with this evaluation, the Corporate Governance and Nominating Committee will determine whether to interview the prospective nominee, and if warranted, one or more members of the Corporate Governance and Nominating Committee, and others as appropriate, will interview prospective nominees in person or by telephone. After completing this evaluation and interview, the Corporate Governance and Nominating Committee will make a recommendation to the full Board as to the persons who should be nominated by the Board, and the Board will determine the nominees after considering the recommendation and report of the Corporate Governance and Nominating Committee.

        Shareholder Communications.    Any shareholder or interested party who wishes to communicate with our board of directors or any specific directors, including non-management directors, may write to:

Board of Directors
c/o General Counsel
P.O. Box 2910
Tacoma, WA 98401

        The mailing envelope must contain a clear notation indicating that the enclosed letter is a "Shareholder-Board Communication" or "Shareholder-Director Communication." All such letters must identify the author as a shareholder and clearly state whether the intended recipients are all members of the Board or just certain specified individual directors. The General Counsel will make copies of all such letters and circulate them to the appropriate director or directors. If the Company develops any other procedures, they will be posted on the Company's corporate website. Procedures addressing the reporting of other concerns by shareholders, employees or other third parties are set forth in our Code of Business Conduct and Ethics, which is posted on our corporate website at www.laborready.com. Our Code of Business Conduct and Ethics is applicable to all employees of the Company, including our principal executive officer, principal financial officer and the principle accounting officer.

Security Ownership of Certain Beneficial Owners and Management

        The following table sets forth certain information regarding the beneficial ownership of common stock of the Company as of January 2, 2004 for (i) each person known to the Company to own beneficially 5% or more of our common stock as of January 2, 2004, (ii) each director of the Company, (iii) each individual required to be identified as a named executive officer of the Company pursuant to Item 402 of Regulation S-K, and (iv) all officers and directors of the Company as a group. Except as otherwise noted, the named beneficial owner has sole voting and investment power. As of January 2, 2004, the Company had no other classes of outstanding equity securities.

Name of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership (Number of Shares)(1)	Percent of Class
Joseph P. Sambataro, Jr.(2)	Common Stock	357,018	*
Steven C. Cooper(3)	Common Stock	279,114	*
Timothy J. Adams(4)	Common Stock	133,017	*
John P. Hopkins(5)	Common Stock	63,043	*
Gary W. North(6)	Common Stock	85,647	*
Robert J. Sullivan(7)	Common Stock	17,701	*
Mark R. Beatty(8)	Common Stock	18,550	*
Thomas E. McChesney(9)	Common Stock	68,432	*
Gates McKibbin(10)	Common Stock	14,447	*
Carl W. Schafer(11)	Common Stock	31,000	*
William W. Steele(12)	Common Stock	12,000	*
FMR Corp.(13) Edward C. Johnson 3rd Abigail P. Johnson	Common Stock	5,962,198	14.51%
Systematic Financial Management, L.P.(14)	Common Stock	2,073,400	5.04%
Columbia Wanger Asset Management, L.P.(15)	Common Stock	2,300,000	5.60%
Highbridge International LLC(16)	Common Stock	2,595,412	6.31%
Barclays Global Investors, NA.(17)	Common Stock	3,037,247	7.39%
All officers and directors as a group (11 individuals)	Common Stock	1,078,969	2.63%

*
Less than 1%.

**
The address of the named executive officers and directors is c/o Labor Ready, Inc., 1015 A Street, Tacoma, WA 98402.

(1)
Beneficial ownership is calculated in accordance with Rule 13d-3(d)(1) of the Securities Exchange Act of 1934, as amended, and includes: (a) shares held outright; (b) share units accrued under the Company's 401(k) plan; and (c) shares issuable upon exercise of options, warrants and other securities convertible into or exchangeable for shares, which were exercisable on or within 60 days after January 2, 2004.

(2)
Includes 88,360 shares held outright, 8,458 share units accrued under the 401(k) plan, and options for 260,200 shares.

(3)
Includes 18,000 shares held outright, 6,722 share units accrued under the 401(k) plan, and options for 254,392 shares.

(4)
Includes 28,440 shares held outright and options for 104,577 shares.

(5)
Includes 4,695 shares held outright, 1,638 share units accrued under the 401(k) plan, and options for 56,710 shares.

(6)
Includes 6,769 shares held outright, 628 share units accrued under the 401(k) plan, and options for 78,250 shares.

(7)
Includes 7,724 shares held outright and options for 9,977 shares.

(8)
Includes 6,550 shares held outright and options for 12,000 shares.

(9)
Includes 45,955 shares held outright and options for 22,477 shares.

(10)
Includes 2,447 shares held outright and options for 12,000 shares.

(11)
Includes 10,000 shares held outright and options for 21,000 shares.

(12)
Includes 2,000 shares held outright and options for 10,000 shares.

(13)
This information is based on a Schedule 13G dated February 16, 2004. Total includes 1,033,058 shares of common stock resulting from the assumed conversion of $7,500,000 principal amount of the Company's 6.25% convertible subordinated notes due June 15, 2007. FMR Corp. has sole voting power with respect to 1,063,980 shares and sole dispositive power with respect to 5,962,198 shares. The Schedule 13G indicates that (i) Fidelity Management & Research Co., a wholly-owned subsidiary of FMR Corp., is the beneficial owner of 4,898,318 shares in its capacity as investment advisor to various registered investment companies; (ii) Fidelity Small Cap Stock Fund, one of the registered investment companies advised by Fidelity Management & Research Co., is the beneficial owner of 2,831,000 shares; and (iii) Fidelity Management Trust Co., a bank that is a wholly-owned subsidiary of FMR Corp., is the beneficial owner of 1,063,880 shares. Mr. Johnson and Ms. Johnson may be deemed to be members of a controlling group with respect to FMR Corp. Mr. Johnson owns 12.0% of the aggregate outstanding voting stock of FMR Corp. and has sole voting power with respect to 1,063,880 shares and sole dispositive power with respect to 4,898,318 shares. Ms. Johnson owns 24.5% of the aggregate outstanding voting stock of FMR Corp. The business address of FMR Corp., Mr. Johnson and Ms. Johnson is 82 Devonshire Street, Boston, MA 02109.

(14)
This information is based on a Schedule 13G dated February 13, 2004. Systematic Financial Management, L.P. has sole voting power over 1,284,695 shares and dispositive power over 2,073,400 shares. The business address of Systematic Financial Management, L.P. is 300 Frank W. Burr Boulevard, Glenpointe East, 7th Floor, Teaneck, NJ 07666.

(15)
This information is based on a Schedule 13G dated February 10, 2004. Voting and dispositive power is shared between Columbia Wanger Asset Management, L.P. ("WAM") and WAM Acquisition GP, Inc. ("WAM GP"). The business address of Columbia Wanger Asset Management, L.P. and WAM Acquisition GP, Inc. is 227 West Monroe Street, Suite 3000, Chicago, IL 60606.

(16)
This information is based on a Schedule 13G dated February 13, 2004. Voting and dispositive power is shared amongst Highbridge International LLC, Highbridge Capital Corp., and Highbridge Capital Management, LLC. Total includes 2,578,512 shares of common stock resulting from the assumed conversion of $7,500,000 principal amount of the Company's 6.25% convertible subordinated notes due June 15, 2007. The business address of Highbridge Capital Management, LLC is 9 West 57th Street, 27th Floor, New York, NY 10019.

(17)
This information is based on a Schedule 13G dated February 13, 2004 filed on behalf of Barclays Global Investors, NA. and its affiliated group members. Barclays Global Investors, NA. has sole voting and dispositive power over 1,733,790 shares, Barclays Global Fund Advisors has sole voting and dispositive power over 669,004 shares, and Barclays Capital Inc. has sole voting and dispositive power over 220,386 shares. The business address of Barclays Global Investors, NA. is 45 Fremont Street, San Francisco, CA 94105.

EXECUTIVE OFFICERS

        The names, ages and positions of the non-director executive officers of the Company are listed below along with their business experience during the past five years. No family relationships exist among any of the directors or executive officers of the Company.

        Steven C. Cooper, 41, has served as Chief Financial Officer and Executive Vice President since January 2001. Prior to that time, Mr. Cooper served as our Vice President of Finance and Corporate Controller after joining the Company in April 1999. Prior to joining Labor Ready, Mr. Cooper's most recent position was with Arthur Andersen as a Senior Consulting Manager from 1998 to 1999. From 1993 to 1998, Mr. Cooper held a Director position in the Finance Department of Albertson's. Previous to that, he was a Senior Manager with Deloitte & Touche.

        Timothy J. Adams, 43, has served as Executive Vice President, General Counsel and Secretary since June 2001. Mr. Adams joined the Company as Director of Legal Services in October 1999. From 1996 to 1999 he was General Counsel of Saxton Incorporated, a publicly-traded real estate development company in Las Vegas, Nevada. Prior to that, he spent nine years in private practice in Nevada.

        Gary W. North, 45, has served as a Regional Vice President for Operations since November 1999, after joining the Company as an Area Director of Operations in August of 1999. From 1996 to 1999, Mr. North was the Chief Operating Officer for SkillMaster Staffing Services. From 1993 to 1996, Mr. North served as an Area Manager for Personnel Management, Inc. Previous to that, he served as President of Metropolitan Media, a diverse media holding company.

        John P. Hopkins, 37, has served as a Regional Vice President for Operations since April 2003. Mr. Hopkins joined the Company in October 1997 as a Branch Manager and has served as a District Manager, Area Director and Senior Area Director. Prior to joining Labor Ready, Mr. Hopkins' most recent position was with Morris Kirschman and Co. as a Store and Sales Manager during 1997. Prior to that, Mr. Hopkins had 12 years of experience in operations, management and sales with Home Depot and 84 Lumber Co.

EXECUTIVE COMPENSATION

        The following table sets forth the compensation earned in each of the last three years by each of our named executive officers.

SUMMARY COMPENSATION TABLE(1)

		Annual Compensation			Long-Term Compensation
Name and Position	Year	Salary ($)	Bonus ($)	Matching 401(k) Contributions ($)	Securities Underlying Options/ SARs (#)	All Other Compensation
Joseph P. Sambataro, Jr. Director, Chief Executive Officer and President	2003 2002 2001	500,000 500,000 207,843	250,000 50,000 —	3,000 2,750 2,625	— 120,000 412,000	— — —
Steven C. Cooper Executive Vice President & Chief Financial Officer	2003 2002 2001	280,000 265,000 235,770	135,000 25,000 —	3,000 2,750 1,625	— 45,000 262,000	— — —
Timothy J. Adams Executive Vice President, General Counsel & Secretary	2003 2002 2001	220,000 219,990 186,155	83,000 25,000 —	— — —	— 42,500 254,642	— — —
John P. Hopkins Regional Vice President	2003 2002 2001	225,000 200,000 180,770	77,000 — —	3,000 2,750 762	— 15,000 73,120	— — —
Gary W. North Regional Vice President	2003 2002 2001	225,000 200,000 200,000	77,000 — —	3,000 2,750 2,640	— 15,000 65,000	— — —

(1)
None of the named executive officers received Restricted Stock Awards or Long-Term Incentive Compensation during 2003.

Equity Compensation Plans

        We maintain several plans pursuant to which incentive and non-qualified stock options have been granted in the past and may be granted in the future. One of our plans also provides for the granting of restricted stock and stock appreciation rights ("SARs"), although no restricted stock or SARs had been granted as of January 2, 2004. Participation in these plans is generally limited to our full-time employees and our directors. The option exercise price of all options granted under our plans has been 100% of the fair market value on the date of grant. The majority of these options vest evenly over a four-year period from the date of grant and expire if not exercised within five years after the date of grant. We also have an employee stock purchase plan (ESPP) under which employees may purchase our shares at a discount to their market value, as more fully described below.

        The following table summarizes information, as of January 2, 2004, relating to equity compensation plans of the Company pursuant to which grants of options, restricted stock, SARs or other rights to acquire shares may be granted from time to time.

Equity Compensation Plan Information (in thousands, except exercise price):

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options	(b) Weighted-average exercise price of outstanding options	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans not approved by security holders(1)	3,479	$6.20	358
Equity compensation plans approved by security holders(2)	1,050	$10.33	755

	4,529	$7.16	1,113
Employee stock purchase plans approved by security holders(3)	—	—	740

	4,529	$7.16	1,853

(1)
Equity compensation plans not approved by security holders include the following:

  Labor Ready, Inc. 2000 Stock Option Plan.    This is a broadly based plan, which provides for the issuance of non-qualified stock options to directors, officers, and employees of the Company. The Board or a committee of the Board administers the plan. The exercise price for options issued under the plan must not be less than 100% of the fair market value of the Company's common stock on the grant date. As of the end of 2003, there were 259 shares available for future issuance under this plan.

  Labor Ready, Inc. 2002 U.K. Stock Option Plan.    This is a "sub-plan" of the 2000 Stock Option Plan discussed above, which provides for the issuance of non-qualified stock options to officers and employees of the Company's UK subsidiary. The plan is administered by the Board or a committee of the Board. The exercise price for options issued under the plan must not be less than 100% of the fair market value of the Company's common stock on the grant date. The plan limits the amount of options that may be granted to any grantee under the plan, by providing that the aggregate fair market value of common stock underlying all such options held by a grantee (measured as of the grant dates) cannot exceed £30,000. As of the end of 2003, there were 99 shares available for future issuance under this plan.

(2)
Equity compensation plans approved by security holders include the following:

  1996 Labor Ready Employee Stock Option and Incentive Plan.    This plan applies to directors, officers, and employees of the Company and permits the granting of non-qualified and incentive stock options, stock appreciation rights and other stock based awards. The Board or a committee of the Board administers this plan. As of the end of 2003, there were 755 shares available for future issuance under this plan.

(3)
Employee stock purchase plans approved by security holders include the following:

  1996 Labor Ready Employee Stock Purchase Plan.    This plan provides an opportunity for regular employees who have met certain service qualifications to purchase shares of our common stock through payroll deductions of up to 10% of eligible after-tax compensation. These deductions are used to purchase shares of our common stock at 85% of the fair market value of our common stock as of either the first day or last day of each month, whichever is less. As of the end of 2003, there were 740 shares available for future issuance under this plan.

Option Grants During 2003 Fiscal Year

        There were no options granted to the named executive officers during fiscal 2003.

Option Exercises During 2003 and Year End Option Values

        The following table provides information related to options exercised by the named executive officers during 2003 and the number and value of options held at year end. The Company does not have any outstanding SARs.

AGGREGATE OPTION/SAR EXERCISES IN 2003 AND YEAR END OPTION/SAR VALUE

		Number of Securities Underlying Unexercised Options/SARs at January 2, 2004			Value of Unexercised In-the-Money Options/SARs at January 2, 2004(1)
Name	Number of Shares Acquired on Exercise	Value Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Joseph P. Sambataro, Jr. Director, Chief Executive Officer and President	100,000	$945,000	275,000	199,000	$2,415,050	$1,804,550
Steven C. Cooper Executive Vice President & Chief Financial Officer	10,000	$92,760	182,857	173,285	$1,033,476	$1,656,822
Timothy J. Adams Executive Vice President, General Counsel & Secretary	55,000	$406,183	133,769	164,468	$1,057,523	$1,519,343
John P. Hopkins Regional Vice President	—	—	52,034	55,035	$291,765	$435,332
Gary W. North Regional Vice President	—	—	67,250	54,250	$444,250	$425,308

(1)
The closing price for the Company's common stock as reported by the New York Stock Exchange on January 2, 2004, was $13.45.

Compensation of Directors

        Annual Retainers.    The Chairman of the Board of Directors, if not an employee of the Company, receives an annual retainer of $60,000. The Audit Committee chair receives an annual retainer of $35,000. All other non-employee directors receive an annual retainer of $30,000.

        Meeting Fees.    Each non-employee director receives $1,000 for attending each regular or special Board of Directors meeting. In addition, the Audit Committee chair receives $1,500 for attending each Audit Committee meeting, and all other Audit Committee members receive $1,125 per committee meeting. The Compensation Committee chair receives $1,000 for attending each Compensation

Committee meeting, and all other Compensation Committee members receive $750 per committee meeting. The Nominating and Corporate Governance Committee chair receives $1,000 for attending each committee meeting, and all other members receive $750 per meeting. Each Executive Committee member receives $750 per committee meeting.

        Option Grants.    Each non-employee director receives an annual grant of nonqualified options on the first business day of each January, exercisable at the fair market value of the Company's common stock. Under the current terms of this annual grant, the Chairman of the Board of Directors receives options for 10,000 shares, each committee chair receives options for 7,500 shares, and all other outside directors receive options for 5,000 shares. In addition, the Board of Directors may grant nonqualified options to a non-employee director upon his or her initial election or appointment to the Board of Directors.

Compensation Committee Report on Executive Compensation

        The Company's executive compensation is determined by a Compensation Committee comprised of three independent members of the Board of Directors. Members of the Compensation Committee currently include Mr. McChesney, who chairs the committee, and Ms. McKibbin and Mr. Beatty.

Executive Officer Compensation Policies for 2003

        Compensation for executive officers in 2003 consisted of base salary and incentive compensation. In 2002 the Compensation Committee adopted a Compensation Philosophy, attached as Appendix E to this proxy statement, which formed the general basis for making compensation decisions in 2003. The Chief Executive Officer ("CEO") and two other executive officers have employment contracts entered into in 2001, which set minimum base compensation. The CEO and one executive officer received the minimum base compensation in 2003. Base compensation for executive officers other than the CEO in 2003 was based on recommendations by the CEO, which were reviewed and concurred in by the Compensation Committee.

        The Compensation Committee in conjunction with the Corporate Governance Committee, which consists of all of the independent directors, adopted an incentive plan at the beginning of 2003 establishing net after-tax, pre-bonus earnings targets and corresponding executive bonus levels. The plan established individual incentive bonuses for each executive ranging from 25% to 45% of their base compensation, at threshold, target, and maximum levels which provided possible bonuses ranging from 0 to 125% of the individual target. All bonuses were further subject to individual multipliers of .8 to 1.2, maximum payouts of 50% of base compensation for each executive and a requirement that at least 25% of each bonus be paid in stock. The actual multiplier was based on individual executive performance evaluations and recommendations by the CEO, which were reviewed and approved by the Compensation Committee.

Chief Executive Officer's 2003 Compensation

        The CEO's base compensation is set by an employment contract entered into in October 2001. The CEO has received adjustment to base compensation since that time. Under the incentive plan described above, the CEO was entitled to a maximum bonus of 50% of base compensation if net after-tax, pre-bonus earnings for the Company increased 40% or more. The CEO's bonus was subject to a multiple of .8 to 1.2 based on his individual performance as determined by the Compensation Committee and approved by all independent directors. Based on a 51% increase in net after-tax earnings in 2003, the CEO earned the maximum bonus of $250,000. The determination of the CEO's bonus was reviewed and approved by Compensation Committee and the Board of Directors in executive session without participation by the CEO.

        In January 2004, an independent evaluation was conducted by a member of the Compensation Committee to generally evaluate the CEO's performance. In February 2004 the Board of Directors met in Executive Session to review the resulting report. The CEO and the Board of Directors collaborated in the setting of goals for 2004 based on strategic and organizational priorities.

Executive Compensation Policies for 2004

        In December 2003 the Compensation Committee engaged outside compensation consultants from a national firm to advise the Committee on structuring short-term and long-term incentive plans for senior executives. The consultants did extensive research and analysis and met with the Committee numerous times over a period of months. In February 2004, the Board of Directors met in Executive Session to discuss the Committee's preliminary findings. Based on the Board's feedback and further research, the Committee prepared final recommendations for short-term and long-term executive incentive plans that were approved by all of the independent members of the Board of Directors in March 2004.

        The short-term incentive plan framework adopted in 2003 was revised for 2004 to reflect updated performance targets based on the increase in net profit after tax. Individual target bonuses will continue to range from 25% to 45% of base compensation, but were adjusted for certain positions. Bonuses will continue to be subject to thresholds, targets and maximums similar to 2003. The maximum payout is 50% of base salary for each executive. As was previously established, at least 25% of the payment must be made in stock, and the Board of Directors may apply a multiplier of .8 to 1.2 to each executive's bonus to reflect variations in individual performance.

        After extensive consideration and due diligence, the Compensation Committee developed a new long-term equity incentive plan. The stock ownership targets for executives established in 2003 were replaced by a retention-based stock ownership plan, which the Compensation Committee believes is reflective of current best practices adopted by other companies and appropriate for the Company. Under this plan executives are required to retain 75% of all shares received through Company options exercises or restricted stock vesting, after shares are sold to pay taxes due and the option exercise price. The annual equity incentive plan calls for a 50/50 mix of restricted stock and stock options based on relative values of the two forms of equity compensation. The use of both stock options and restricted stock along with the new retention requirements aligns executive compensation very closely to the performance of the Company by providing an incentive for the executives to increase the value of company stock above present levels. The use of restricted stock aligns executive and shareholder interests regardless of the increase or decrease in the market value of the Company's stock. The retention period will be four years after vesting, after an initial phase-in. Based on the analysis of market data on executive compensation, annual equity grant levels were set as a multiple of base salary ranging from 1.5 for the CEO to 0.8 for some executives. The Board of Directors continues to encourage executives to achieve and retain significant direct ownership of Company stock. The Compensation Committee believes, since the equity incentive plan provides long-term incentives for executives and the cash incentive plan provides executives short-term incentives, that the plans are not duplicative.

Members of the Compensation Committee

Thomas E. McChesney, Chair
Mark R. Beatty
Gates McKibbin

Audit Committee Report*

        The Audit Committee is comprised of three independent members of the Board of Directors. Members of the Audit Committee currently include Mr. Schafer, who chairs the committee, and

Messrs. Sullivan and Steele. The Board of Directors has affirmatively determined that each member of the committee is "financially literate" under the listing standards of the NYSE, and that Mr. Schafer and Mr. Sullivan are "audit committee financial experts" as such term is defined in Item 401 of Regulation S-K.

*
The report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under either the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (together, the "Acts") except to the extent that the Company specifically incorporates such report by reference; and further, such report shall not otherwise be deemed filed under the Acts.

        The Audit Committee met four times in 2003. Over the course of these meetings, the Audit Committee met with the Company's chief executive officer, chief financial officer, other senior members of the finance department, the director of internal audit, the Company's outside counsel and independent auditors. These meetings included private executive sessions between the Audit Committee and the Company's independent auditors and director of internal audit, respectively. During its meetings, the Audit Committee reviewed and discussed, among other things:

  •
  The impact of recent developments in corporate governance;

  •
  The disclosure controls and procedures that the Company has adopted;

  •
  The Company's annual internal and external audit plans and the internal and external staffing resources available to carry out the Company's audit plans;

  •
  The Company's significant accounting policies and judgmental accrual policies;

  •
  The Company's progress toward evaluating and documenting its internal controls pursuant to Section 404 of Sarbanes-Oxley Act of 2002;

  •
  The impact of new accounting pronouncements; and

  •
  Current tax matters affecting the Company.

        The Audit Committee has reviewed and discussed with management and the independent auditors the Company's audited financial statements as of and for the year ended January 2, 2004. This discussion included, among other things:

  •
  Critical accounting policies and practices used in the preparation of the Company's financial statements;

  •
  Significant items involving management's estimates and judgments, including workers compensation reserves, allowances for doubtful accounts, and legal and regulatory contingencies;

  •
  Alternative treatments within GAAP of the Company's annual financial information;

  •
  The effect of regulatory and accounting initiatives on the Company's financial statements, including the adoption of significant accounting pronouncements;

  •
  Any significant audit adjustments proposed by the independent auditors and management's response; and

  •
  Confirmation that there were no matters of significant disagreement between management and the independent auditors arising during the audit.

        In addition to the meetings discussed above, the chairman of the Audit Committee reviewed with management and the Company's independent auditors the Company's financial statements for each quarter of 2003 prior to the quarterly release of earnings.

        The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants. The Audit Committee has received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and has discussed with the independent accountants the independent accountants' independence.

        The Audit Committee has considered whether the provision of non-audit services by the Company's principal auditor is compatible with maintaining auditor independence and has concluded that such services are compatible with maintaining independence of the auditors. Based on the reviews and discussions referred to above, the Audit Committee believes that PricewaterhouseCoopers has been objective and impartial in conducting the 2003 audit.

        In performing all of the functions described above, the Audit Committee acts in an oversight capacity. In that role, the Audit Committee relies primarily on the work and assurances of our management, which has the primary responsibility for our financial statements and reports, and of the independent auditors who, in their report, express an opinion on the conformity of our annual financial statements to accounting principles generally accepted in the United States.

        The Audit Committee has recommended to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended January 2, 2004 for filing with the Securities and Exchange Commission.

Members of the Audit Committee

Carl W. Schafer, Chair
Robert J. Sullivan
William W. Steele

Employment Agreements

        In October 2001, the Company entered into an employment agreement with Joseph P. Sambataro, Jr., the Company's President and Chief Executive Officer, which provides for initial annual compensation of $500,000, subject to annual increases on the anniversary date of the agreement at the discretion of the Board of Directors. In addition, the employment agreement provides for a bonus, at the discretion of the Compensation Committee, based on Mr. Sambataro's performance and the overall performance of the Company. The agreement provides Mr. Sambataro with options to purchase 400,000 shares of the Company's common stock at its fair market value of $3.05 at date of grant. Under this agreement, 100,000 options vested in October 2001 and an additional 100,000 options vest annually through October 2004. The agreement expires December 31, 2004.

        In January 2001, the Company entered into an employment agreement with Steven C. Cooper, the Company's Executive Vice President and Chief Financial Officer, which provides for initial annual compensation of $220,000, subject to annual increases on the anniversary date of the agreement at the discretion of the Board of Directors. In addition, the employment agreement provides for a bonus, as determined by the Compensation Committee, based on Mr. Cooper's performance and the overall performance of the Company. The agreement provides Mr. Cooper with options to purchase 250,000 shares of the Company's common stock at its fair market value of $3.25 at date of grant. Under this agreement, 62,500 options vest annually from January 2002 through January 2005. The agreement expires January 8, 2006.

        In May 2001, the Company entered into an employment agreement with Timothy J. Adams, the Company's Executive Vice President and General Counsel, which provides for initial annual compensation of $220,000, subject to annual increases on the anniversary date of the agreement at the discretion of the Board of Directors. In addition, the employment agreement provides for a bonus, at the discretion of the Compensation Committee, based on Mr. Adam's performance and the overall performance of the Company. The agreement provides Mr. Adams with options to purchase 250,000 shares of the Company's common stock at its fair market value of $3.74 at date of grant. Under this agreement, 62,500 options vest annually from May 2002 through May 2005. The agreement expires May 28, 2006.

Certain Relationships and Related Transactions

        On June 9, 2003 our then Chief Operating Officer Matthew J. Rodgers left the Company. On October 9, 2003, we entered into a Separation Agreement with Mr. Rodgers pursuant to which we agreed to pay Mr. Rodgers severance payments of $25,000 per month from July 6, 2003 until February 21, 2006 and Mr. Rodgers agreed to waive any claims with respect to his employment with us and to abide by certain covenants against competition.

Performance Graph

        The following graph depicts the Company's stock price performance from December 31, 1998 through January 2, 2004, relative to the performance of the Dow Jones Composite, and a peer group of companies in the temporary labor industry. All indices shown in the graph have been reset to a base of 100 as of December 31, 1998, and assume an investment of $100 on that date and the reinvestment of dividends, if any, paid since that date. The lines represent calendar year end index levels; if the Company's calendar year ended on a Sunday, the preceding trading day was used.

TOTAL RETURN TO SHAREHOLDERS
(assumes $100 investment on 12/31/98)

TOTAL RETURN TO SHAREHOLDERS
(assumes $100 investment on 12/31/98)
140
120
100
80
60
40
20
0
12/31/98
12/31/99
12/29/00
12/31/01
12/31/02
1/2/04
Labor Ready, Inc.
Peer Group*
Dow Jones Composite

*
Peer group includes Kelly Services, Inc., Manpower, Inc., Remedytemp, Inc., Spherion Corp. and Adecco SA.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities and Exchange Act of 1934, as amended, requires the Company's officers and directors and certain other persons to timely file certain reports regarding ownership of, and transactions in, the Company's securities with the Securities and Exchange Commission. Copies of the required filings must also be furnished to the Company. Based solely on its review of such forms received by it or representations from certain reporting persons, the Company believes that during 2003 all applicable Section 16(a) filing requirements were met, except as follows: Each of our non-employee directors filed a Form 4 on January 7, 2003 that was one day late. In addition, Director Gates McKibbin filed a Form 4 on August 5, 2003 that was five days late.

PROPOSALS OF SHAREHOLDERS

        The Company anticipates that the 2005 Annual Meeting will be held no later than June 2005. Accordingly, a shareholder proposal to be presented at the Company's 2005 Annual Meeting of Shareholders and included in the Company's proxy statement relating to such meeting must be received by the Company at its executive offices at P.O. Box 2910, Tacoma, WA 98401, no later than December 17, 2004. Please send the proposal to the attention of the Company's Corporate Secretary. A proposal for action to be presented by any shareholder at an annual meeting will be out of order and will not be acted upon unless (a) specifically described in the Company's proxy statement relating to such meeting, (b) such proposal has been submitted in writing to the Secretary at the above address on or before December 17, 2004, and (c) such proposal is, under law, an appropriate subject for shareholder action.

OTHER BUSINESS

        We do not intend to bring any other business before the meeting, and so far as we know, no matters are to be brought before the meeting except as specified in the notice of the meeting. However, as to any other business which may properly come before the meeting, it is intended that proxies, in the form enclosed, will be voted in respect thereof, in accordance with the judgment of the persons voting such proxies.

FORM 10-K REPORT AVAILABLE

        A copy of the Company's annual report on Form 10-K, as filed with the Securities and Exchange Commission, will be furnished without charge to shareholders upon request to Chief Financial Officer, Labor Ready, Inc., P.O. Box 2910, Tacoma, WA 98401; telephone: (253) 383-9101.

LABOR READY, INC. By Order of the Board of Directors
Timothy J. Adams Secretary
/s/ TIMOTHY J. ADAMS
Tacoma, Washington April 16, 2004

APPENDIX A

CHARTER OF THE COMPENSATION COMMITTEE
LABOR READY, INC.

Introduction

        The Board of Directors has delegated to the Compensation Committee responsibility for developing and reviewing corporate goals and objectives relevant to compensation of the CEO and other senior executives, evaluating the executives' performance in light of those goals and objectives, and determining the executives' compensation levels accordingly. This Charter is intended to comply with applicable law and New York Stock Exchange listing requirements and to provide the Compensation Committee specific direction in performing its duties. This Charter has been approved by the Company's Board of Directors.

Mission

        To further shareholder value by helping to create compensation plans that provide financial incentives to employees for producing results that fairly reward shareholders.

Organization

        The Compensation Committee shall be composed of no less than three and no more than five Board members who are independent and otherwise qualified under all applicable regulations, including the corporate governance rules of the New York Stock Exchange, and have no material relationship with the Company, as affirmatively determined by the Board. Additionally, no director may serve on the Committee unless he or she (i) is a "Non-employee Director" for purposes of Rule 16b-3 under the Securities and Exchange Act of 1934 and (ii) satisfies the requirements of an "outside director" for purposes of Section 162(m) of the Internal Revenue Code, including the requirement that he or she not receive remuneration from the Company, either directly or indirectly, in any capacity other than as a director. The members of the Committee, and the Committee chair, shall be elected by the Board annually and shall serve until they are removed by the Board or until their successors shall be duly elected and qualified.

Meetings

        The Committee shall meet at least twice annually, or more frequently as circumstances dictate.

Responsibilities

        The responsibilities of the Compensation Committee are to:

  •
  Review and approve corporate goals and objectives relevant to CEO compensation.

  •
  Together with the Corporate Governance and Nomination Committee, evaluate the CEO's performance in light of the corporate goals and objectives at least annually including a review of the Company's performance and relative shareholder returns, and together with the other independent directors, determine and approve the CEO's compensation level based on this evaluation.

  •
  Make recommendations to the Board with respect to compensation of other executive employees of the Company.

  •
  Produce a Compensation Committee report on executive compensation as required by the SEC to be included in the Company's annual proxy statement.

  •
  Evaluate proposed compensation plans, policies and contracts for consistency with the Compensation Philosophy adopted by the Board of Directors.

  •
  Monitor the appropriateness and effectiveness of the Company's compensation plans and policies.

  •
  Administer and interpret the Company's incentive compensation plans and equity-based plans, and make recommendations to the Board with respect thereto.

  •
  Review any proposed employment agreements with new officers and amendments to existing employment agreements.

  •
  Recommend to the Board compensation of Directors.

  •
  Monitor current developments in executive compensation and employee compensation practices in the Company's industry and elsewhere.

  •
  Conduct and prepare an annual self-evaluation of the Committee's performance; or, alternatively, obtain a performance evaluation from the Board of Directors or a qualified and independent third party.

  •
  Report to the Board of Directors in a timely matter with respect to all material actions and considerations undertaken by the Committee from time to time.

  •
  Review this Charter at least annually, and recommend to the Board any updates or amendments as may be appropriate.

  •
  Perform such other functions as assigned by law, the Company's bylaws, or the Board of Directors.

Delegation

        The Compensation Committee shall have authority to delegate responsibility to subcommittees, provided that any such subcommittee shall be composed entirely of independent directors and shall have its own published charter.

Resources

        In performing the Compensation Committee's responsibilities:

  •
  The Compensation Committee has authority to request assistance from time to time by various members of the Company's staff and/or outside counsel or advisors.

  •
  The Compensation Committee may retain and have direct access to outside consultants to assist in the evaluation of director or executive compensation, and may authorize independent studies of corporate compensation and benefits of comparable companies.

  •
  The Committee shall have sole authority to retain and terminate such a consultant and to approve its fees and other retention terms.

        APPROVED AND ADOPTED BY THE COMPENSATION COMMITTEE ON DECEMBER 4, 2003.

        APPROVED AND ADOPTED BY THE BOARD OF DIRECTORS ON DECEMBER 5, 2003.

        AMENDED BY THE COMPENSATION COMMITTEE AND BY THE BOARD OF DIRECTORS ON MARCH 17, 2004.

APPENDIX B

CHARTER OF THE AUDIT COMMITTEE
LABOR READY, INC.

Statement of Policy

        The primary functions of the Audit Committee are: (a) to oversee the accounting and financial reporting processes and audits of the financial statements of the Company, including the qualifications, independence and performance of the Company's independent auditors; and (b) to assist the Board of Directors in its oversight and review of the integrity of financial information provided to shareholders and others, the Company's compliance with legal and regulatory requirements, and the adequacy of the Company's system of internal controls and performance of the Company's internal audit function. In performing these functions, the Audit Committee shall provide open means of communication between the directors, the independent auditors and the financial and senior management of the Company.

Composition

        The Audit Committee shall be comprised of three or more directors as determined by the Board of Directors, each of whom shall be independent directors under all applicable regulation, including the listing standards of the New York Stock Exchange and the rules of the Securities and Exchange Commission, and have no material relationship with the Company, as affirmatively determined by the Board of Directors. All members of the Audit Committee shall be financially literate and have a working familiarity with basic finance and accounting practices, at least one member shall have accounting or related financial management expertise, and at least one member shall qualify as an "audit committee financial expert" as defined in Item 401 of the Securities and Exchange Commission's Regulation S-K.(1)

(1)
An audit committee financial expert" is a person who has the following attributes:

•
An understanding of generally accepted accounting principles and financial statements;

•
The ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;

•
Experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities;

•
An understanding of internal controls over financial reporting; and

•
An understanding of audit committee functions.

        A person must have acquired such attributes through any one or more of the following:

  •
  Education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions;

  •
  Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions;

  •
  Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or

  •
  Other relevant experience.

        The members of the Audit Committee shall be elected by the Board of Directors at the annual meeting of the Board of Directors and shall serve until their successors shall be duly elected and qualified. Unless a Chairman is elected by the full Board of Directors, the members of the Audit Committee may designate a Chairman by majority vote of the full Audit Committee membership.

Meetings

        The Audit Committee shall meet at least quarterly, or more frequently as circumstances dictate. As part of its job to foster open communication, the Audit Committee should meet at least quarterly with management and the independent auditors in separate executive sessions to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately.

Responsibilities

        In carrying out its responsibilities, the Audit Committee will:

  •
  Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

  •
  Evaluate and approve or disapprove in advance all audit and non-audit services proposed to be provided by the independent auditors. The Company's independent auditors may be engaged to provide non-audit services only after the Audit Committee has first considered the proposed engagement and has determined in each instance that the proposed services are not prohibited by applicable regulations and the auditors' independence will not be materially impaired as a result of having provided such services. In making this determination, the Audit Committee shall take into consideration whether a reasonable investor, knowing all relevant facts and circumstances, would conclude that the auditors' exercise of objective and impartial judgment on all issues encompassed within the auditors' engagement would be materially impaired. The Audit Committee may delegate its approval authority under this paragraph to one or more of its members, provided that any such approvals are presented to the Audit Committee at its next scheduled meeting.

  •
  Review with the independent auditors and financial and accounting personnel, at least annually, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper.

  •
  Discuss with the independent auditors at least annually the acceptability and the quality of the accounting principles applied in the Company's financial reporting process.

  •
  Review and discuss the annual audited financial statements and quarterly financial statements with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented, including the Company's disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations. Discuss with the independent auditors all critical accounting policies and practices to be employed in connection with the financial statements, and any changes thereto; all alternative treatments of financial information under GAAP that have been discussed with management, and the treatment preferred by the auditor; and all other material written communications between the auditor and management.

  •
  Review and discuss the following: (a) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material controls and any special audit steps adopted in light of material control deficiencies; (b) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements and (c) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

  •
  Review and discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies. Such review and discussion may be done generally (i.e., focusing on the type and presentation of such disclosures), and need not be undertaken in advance in each instance. The Audit Committee may delegate its responsibility under this paragraph to one or more of its members, provided that any use of "pro forma," or "adjusted" non-GAAP information included in earnings press releases or earnings guidance be discussed with the Audit Committee at its next scheduled meeting.

  •
  Provide for inclusion in the annual proxy statement a report of the Audit Committee's findings resulting from its financial reporting oversight responsibilities, and ensure that this Charter is included in the proxy statement at least once every three years and in any event after any modification.

  •
  Meet separately, at least quarterly, with management, with internal auditors, and with the independent auditors. Among the items to be discussed in these meetings are the independent auditors' evaluation of the corporation's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit or quarterly review.

  •
  Review with the independent auditor the scope and results of its audit, and any audit problems or difficulties and management's response (including resolution of any disagreement between management and the auditor regarding financial reporting).

  •
  When applicable, either the Audit Committee or the Chairman shall discuss with the independent auditors the impact of any significant events, transactions and changes in accounting estimates considered by the independent auditors in performing its quarterly reviews.

  •
  At least annually, review accounting and financial human resources and succession planning within the Company.

  •
  At least annually, review and discuss policies with respect to risk assessment and risk management of the Company, including the Company's major financial risk exposures and steps taken by management to monitor and control such exposures.

  •
  Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each committee meeting with, the Board of Directors, and otherwise regularly report to the Board of Directors and review with the Board of Directors any issues with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's independent auditors, or the performance of the internal audit function.

  •
  Establish procedures for (a) receipt, retention and treatment of complaints or employee concerns regarding accounting, internal controls and auditing matters, and (b) confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters. The Audit Committee may review and reassess the adequacy of these procedures periodically and adopt any changes to such procedures that the Audit Committee deems necessary or appropriate.

  •
  Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

  •
  As appropriate, obtain advice and assistance from independent counsel and other advisors. If such counsel or other advisors are engaged, the Audit Committee shall determine the compensation or fees payable to such counsel or other advisors. The Company must provide for such funding, as well as for funding, as determined by the Audit Committee, for payment of (i) compensation to the independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; and (ii) ordinary administrative expenses of the audit committee that are necessary or appropriate in carrying out its duties.

  •
  Review this Charter annually and update as appropriate.

  •
  Conduct an annual evaluation of the Audit Committee's performance in carrying out its responsibilities and report the results of such evaluation to the Board of Directors.

  •
  Perform such other functions as assigned by law, the Company's charter or bylaws, or the Board of Directors.

Relation with the Independent Auditors

        The independent auditors shall report directly to the Audit Committee. Accordingly the Audit Committee has the following responsibilities in connection with such relationship:

  •
  Review and select the independent auditors to audit the financial statements of the Company and its divisions and subsidiaries or to perform other audit, review or attest services for the Company and its divisions and subsidiaries, approve the compensation of the independent auditors, retain and oversee the work of the independent auditors and review and approve the discharge of the independent auditors if such action becomes necessary.

  •
  Assess on an annual basis the independence of the independent auditors, and in doing so, obtain from the independent auditors a written statement regarding relationships and services which may affect objectivity and independence.

  •
  Engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors and recommend that the Board of Directors take appropriate action in response to the independent auditors' report to satisfy itself of the independent auditors' independence.

  •
  Obtain and review, at least annually, a report by the independent auditors describing the independent auditor firm's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditors' independence) all relationships between the independent auditors and the Company.

  •
  Review and evaluate the performance of the independent auditor and the rotation of the lead partner and any other active audit engagement team partner to assure compliance with applicable law. In this regard, the Audit Committee shall also seek the opinion of management and the internal auditors of the independent auditors' performance and discuss with management the timing and process for implementing the rotation of the lead audit partner and any other active audit engagement team partner and consider whether there should be a regular rotation of the audit firm itself. The Audit Committee shall present its conclusions with respect to the independent auditors to the Board of Directors for its information at least annually.

  •
  Set clear hiring policies for employees or former employees of the Company's independent auditor.

Internal Auditors

        At least annually, the Audit Committee shall evaluate the performance and responsibilities of the Company's internal audit function and review the internal audit plan, assessments of the adequacy and effectiveness of internal controls and the sufficiency of the department's resources.

        APPROVED AND ADOPTED BY THE AUDIT COMMITTEE ON JUNE 5, 2000.

        APPROVED AND ADOPTED BY THE BOARD OF DIRECTORS ON JUNE 6, 2000.

        AMENDED BY THE AUDIT COMMITTEE AND THE BOARD OF DIRECTORS ON MARCH 12, 2003.

        AMENDED BY THE AUDIT COMMITTEE AND THE BOARD OF DIRECTORS ON MARCH 17, 2004.

APPENDIX C

CHARTER OF THE CORPORATE GOVERNANCE AND
NOMINATING COMMITTEE
LABOR READY, INC.

Statement of Policy

        The primary roles of the Committee are to (a) identify individuals qualified to become directors and make recommendations to the Board of Directors concerning the selection of director nominees to serve on the Board, (b) review the appropriate composition and functions of the Board, (c) oversee the evaluation of the Board and management and (d) develop and recommend to the Board the Company's corporate governance principles.

Composition

        The Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors under all applicable regulation, including the corporate governance rules of the New York Stock Exchange, and have no material relationship with the Company, as affirmatively determined by the Board.

        The members of the Committee, and the Committee Chair, shall be elected by the Board at the annual meeting of the Board and shall serve until their successors are duly elected and qualified. In fulfilling its responsibilities, the Committee shall be entitled to delegate any or all of its responsibilities to subcommittees, provided that any such subcommittee shall be composed entirely of independent directors and shall have its own published charter.

Meetings

        The Committee shall meet at least annually, or more frequently as circumstances dictate. The Committee is authorized to adopt its own rules of procedure not inconsistent with this Charter, the Bylaws of the Company, or applicable law. All non-employee directors that are not members of the Committee may attend meetings of the Committee but may not vote. Additionally, the Committee may invite to its meetings any other director or any member of management of the Company and such other persons as it deems appropriate in order to carry out its responsibilities. The Committee may also exclude from its meetings any persons it deems appropriate in order to carry out its responsibilities.

Responsibilities

        The Committee shall perform the following functions in carryout out its responsibilities. These functions serve as a guide with the understanding that the Committee may carry out additional functions and adopt additional policies and procedures as may be appropriate from time to time. In discharging its oversight role, the Committee has the power to study or investigate any matter of interest or concern that the Committee deems appropriate and the Committee has the authority to approve the fees payable to and expenses of such counsel or experts and any other terms of retention. If a search firm is to be used to identify director candidates, the Committee has the sole authority to select, retain and terminate the search firm, including the sole authority to approve the search firm's fees and other retention terms. In carrying out its role, the Committee will:

  •
  Establish criteria for Board membership, considering (without limitation): diversity, experience, skill set and the ability to act effectively on behalf of shareholders. Such criteria may be set forth in the Company's Corporate Governance Guidelines.

  •
  Annually present to the Board a list of individuals recommended for nomination for election to the Board at the annual meeting of shareholders.

  •
  Identify and recommend candidates to fill Board vacancies occurring between annual shareholders meetings, taking into account the criteria for Board membership established by the Board and as set forth in the Company's Corporate Governance Guidelines or as otherwise may be established by the Board from time to time. In this role, the Committee shall conduct all necessary and appropriate inquiries into the backgrounds and qualifications of possible candidates and shall consider questions of independence and potential conflicts with respect to possible candidates to serve on the Board.

  •
  Annually review the composition of each committee of the Board and present recommendations for committee memberships as needed.

  •
  Review the Compensation Committee's reports and recommendations regarding compensation paid to non-employee directors, and make recommendations to the Board for any appropriate adjustments.

  •
  Annually evaluate and report to the Board on the performance and effectiveness of each director and the Board as a whole, to facilitate the directors' fulfillment of their responsibilities in a manner that serves the interests of the Company's shareholders.

  •
  Lead the Board's annual review of the chief executive officer's performance and oversee the evaluation of the Company's management.

  •
  Review periodically with the Board Chair and the chief executive officer the Company's succession plans relating to senior executives.

  •
  Consider, as needed, any questions of possible conflicts of interest involving Board members and senior executives, and make appropriate recommendations to the Board.

  •
  Periodically review corporate governance developments and, where appropriate, make recommendation to the Board or other committees regarding the Company's Corporate Governance Guidelines.

  •
  Submit the minutes of all meetings of the Committee to, or discuss the matters discussed at each Committee meeting with, the Board of Directors, and otherwise regularly report to the Board.

  •
  As appropriate, obtain advice and assistance from outside consultants.

  •
  Review this Charter annually and update as appropriate.

  •
  Perform such other functions as assigned by law, stock exchange listing requirements, the Company's Bylaws, or the Board.

Annual Performance Evaluation

        The Committee shall perform a review and evaluation, at least annually, of the performance of the Committee and its members. In conducting such performance evaluation the Committee shall review the compliance of the Committee with this charter.

        APPROVED AND ADOPTED BY THE CORPORATE GOVERNANCE AND NOMINATING COMMITTEE ON JUNE 12, 2003.

        APPROVED AND ADOPTED BY THE BOARD OF DIRECTORS ON JUNE 12, 2003.

        AMENDED BY THE CORPORATE GOVERNANCE AND NOMINATING COMMITTEE AND BY THE BOARD OF DIRECTORS ON MARCH 17, 2004.

APPENDIX D

CORPORATE GOVERNANCE GUIDELINES
LABOR READY, INC.

        The Corporate Governance and Nominating Committee of the Board of Directors (the "Board") of Labor Ready, Inc., a Washington corporation (the "Company"), has developed, and the Board has adopted, the following Corporate Governance Guidelines ("Guidelines") to assist the Board in the exercise of its responsibilities and to serve best the interests of the Company and its shareholders. These Guidelines should be interpreted in the context of all applicable laws and the Company's Articles of Incorporation (as amended and restated), bylaws, and other corporate governance documents, including committee charters. These Guidelines are intended to serve as a flexible framework within which the Board may conduct its business and not as a set of legally binding obligations. These Guidelines are subject to modification from time to time by the Board as it may deem appropriate and in the best interests of the Company or as required by applicable laws, regulations and rules to which the Company may be subject.

A.    BOARD COMPOSITION

1.
Chairman and Chief Executive Officer.    The positions of the Company's Chairman of the Board and Chief Executive Officer are currently held by different people. This combination has served the Company well over the recent few years. The Board recognizes that good governance is not tied to any one practice, and that the best practice is often determined by facts and circumstances that may change from time-to-time. Therefore the Board has no policy with respect to the separation of the offices of the Chairman of the Board and Chief Executive Officer. The Chairman of the Board shall be elected on an annual basis by a majority of the Board.

2.
Size of the Board.    The Board has seven members and periodically reviews the appropriate size of the Board. Generally the Board believes that it should have no fewer than five nor more than eleven members.

3.
Independent Directors.    The Board shall consist of a majority of independent directors. In order to qualify a director must satisfy the independent director requirements under the New York Stock Exchange Listing Standards (the "Listing Standards"), applicable provisions of the Securities and Exchange Act of 1934 (the "Exchange Act") and related Securities and Exchange Commission ("SEC") rules and regulations. The Company's Audit Committee and Corporate Governance and Nominating Committee shall be composed entirely of independent directors. In addition to satisfying the requirements for independence set forth in the Listing Standards, all directors serving on the Audit Committee must also satisfy the requirements for independence set out in Rule 10A-3 of the Exchange Act. While the Listing Standards set forth relationships that will preclude a director from being considered independent, it is not possible to anticipate or explicitly provide for all potential conflicts of interest that might affect independence. Accordingly, in addition to determining that a director satisfies the specific requirements set forth in the Listing Standards, the Exchange Act and related SEC rules and regulations, the Board is also responsible for making an affirmative determination that each independent director has no other material relationships with the Company or with any executive officer of the Company. A relationship will be considered "material" if in the judgment of the Board it would interfere with a director's independent judgment.

4.
Board Membership Criteria.    The Corporate Governance and Nominating Committee of the Board is responsible for reviewing with the Board the requisite skills and characteristics of new Board candidates in the context of the current composition of the Board. This assessment shall include experience in industry, finance, administration, operations and marketing, as well as diversity. Director candidates should be able to provide insights and practical wisdom based on their experience and expertise.

  The Board has not established minimum qualifications for nominees to the Board. The Corporate Governance and Nominating Committee annually evaluates the performance of the Board, each of the committees and each of the members of the Board. In connection with its annual review it makes an assessment of the skills and expertise of its members and their adherence to these Guidelines and other policies of the Board and the Company. It also reviews the size of the Board and whether it would be beneficial to add additional members and/or any new skills or expertise, taking into account the overall operating efficiency of the Board and its committees. If the Board has a vacancy or the Corporate Governance and Nominating Committee determines that it would be beneficial to add an additional member it is expected that the Corporate Governance and Nominating Committee will take into account the factors identified in the preceding paragraph and all other factors which the Corporate Governance and Nominating Committee in its best judgment deems relevant at such time.

  Each Board member is also asked to annually complete a standard director and officer questionnaire which solicits information regarding relationships with the Company and other factors relating to independence, memberships on other company boards and other information required to be disclosed in the Company's proxy statement. Any new candidate for nomination will be required to provide similar information as well as be available for interviews as the Corporate Governance and Nominating Committee may determine to be appropriate.

  Directors are expected to rigorously prepare for, attend and participate in Board meetings and meetings of the Board committees on which they serve, to ask direct questions and require straight answers, and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities and duties as directors. Each Board member is expected to ensure that other existing and planned future commitments do not materially interfere with the member's service as a director of the Company. Service on other boards and other commitments by directors will be considered by the Corporate Governance and Nominating Committee and the Board when reviewing Board candidates and in connection with the Board's annual self-assessment process. Each director is also expected to attend the annual meeting of shareholders.

  Effective upon the adoption of these Guidelines each executive officer of the Company shall receive approval from the Corporate Governance and Nominating Committee prior to agreeing to be nominated as a director of any for-profit corporation or similar position with a for-profit unincorporated entity.

5.
Selection of New Director Candidates.    The Board delegates the screening process involved with identifying, evaluating, and recommending director candidates to the Corporate Governance and Nominating Committee, with the expectation that other members of the Board and executives will be requested to take part in the process as appropriate. The Corporate Governance and Nominating Committee will also consider director candidates recommended by security holders. Candidates recommended by security holders are evaluated on the same basis as are candidates recommended by the Corporate Governance and Nominating Committee. Any security holder wishing to nominate a candidate should provide basic background information about the prospective nominee in a letter addressed to the Chairman of the Corporate Governance and Nominating Committee in care of the Company's General Counsel no later than 120 days prior to the corresponding date on which the Company's annual proxy statement was mailed in connection with the most recent annual meeting. A candidate for nomination must also provide all information required to be disclosed in the Company's proxy statement pursuant to Schedule 14A of Regulation 14A as promulgated by the SEC pursuant to the Exchange Act. Additional information may be requested as outlined above. Candidates recommended by the Corporate Governance and Nominating Committee are subject to approval by the Board.

6.
Term Limits and Retirement.    The Board believes that firsthand experience as a director of the Company has been invaluable to the Company's success. While mandatory turnover might bring new ideas and perspectives to the Board, term limits and retirement ages have the compelling disadvantage of sacrificing the experience and expertise of directors who have a unique insight into the Company's business. The Board believes it would be unwise to discard such value through an automatic termination of the service of any director. Accordingly, the Board does not believe that a mandatory retirement age or term limits are beneficial. In view of the absence of term limits and a mandatory retirement age, the Corporate Governance and Nominating Committee tries to achieve age diversity in recommending new directors.

7.
Board Compensation.    The Board believes that the compensation of non-employee directors of the Company should be a combination of cash and stock-based components, and that such compensation should be comparable to that provided by other companies of similar size and scope. The Compensation Committee will annually review the status of director compensation relative to comparable companies. Any changes to Board compensation recommended by the Compensation Committee are subject to review and approval by the full Board.

B.    RESPONSIBILITIES OF THE BOARD OF DIRECTORS

1.
Responsibilities of Directors.    The basic duty of the Board of Directors is to exercise their business judgment to act in what they reasonably believe to be in the best interests of the Company and its shareholders. The primary responsibilities of the Board are providing oversight, counseling and direction to the management of the Company in the interest and for the benefit of the Company's shareholders. The Board's detailed responsibilities include:

(a)
Selecting, evaluating and setting the compensation for the Chief Executive Officer and approving the compensation of other senior executives;

(b)
Planning for succession with respect to the Chief Executive Officer and monitoring management's succession planning for other senior executives;

(c)
Reviewing and, where appropriate, approving the Company's major financial objectives, strategic and operating plans and actions;

(d)
Overseeing the conduct of the Company's business to evaluate whether the business is being properly managed;

(e)
Overseeing the processes for maintaining the integrity of the Company with regards to its financial statements and other public disclosures, and compliance with law and ethics; and

(f)
Developing, monitoring, and evaluating its own actions and processes to ensure that the Board and its committees fulfill their duties and responsibilities to the Company's shareholders.

  The Board of Directors has delegated to the Chief Executive Officer, working with the other executive officers of the Company, the authority and responsibility for managing the business of the Company in a lawful and ethical manner, consistent with the standards, policies and procedures of the Company, and in accordance with any specific plans, instructions or directions of the Board. The Chief Executive Officer and the other executive officers are required to seek the advice and, in appropriate situations, the approval of the Board with respect to certain major decisions in both the ordinary and extraordinary course of business.

2.
Ethical Conduct.    Directors shall act at all times in accordance with the requirements of the Company's Code of Business Conduct & Ethics, which shall be applicable to each director and employee of the Company in connection with his or her activities on behalf of or relating to the Company. This obligation includes adherence to the Company's policies with respect to conflicts of interest, confidentiality, protection of the Company's assets, ethical conduct in business dealings and respect for and compliance with applicable law. Any waiver of the requirements of the Code of Business Conduct & Ethics with respect to any individual director or officer shall be approved by the Board of Directors and will be disclosed as required by applicable law.

3.
Stock Ownership.    The Board is committed to fostering compensation programs and policies designed to encourage ownership of Company stock by directors and executive officers over the long-term. In the view of the Board, such programs will help align the interests of the Company's directors and executive officers with those of the Company's shareholders. The Company has set stock ownership targets for its executive officers and directors.

C.    BOARD MEETINGS AND MATERIALS

1.
Scheduling.    Regular Board and committee meetings are scheduled in advance typically four times each year consisting of two full day sessions, including an annual strategy session for two days. In addition to regularly scheduled meetings, additional Board and committee meetings may be called upon appropriate notice any time to address specific needs of the Company. When it is impracticable to meet in person, the Board may convene by telephonic conference. The Board may also take action from time to time by unanimous written consent.

2.
Board Agenda.    The Chairman of the Board, in consultation with the other members of the Board, establishes the agenda for regular Board meetings and distributes it in advance to the Board. Any director may recommend the agenda items, request the presence of or a report by any member of the Company's management or raise subjects that are not on the agenda.

  At the beginning of the year, the Board will establish a schedule of agenda topics to be discussed during the year, which shall be subject to change as matters arise during the year. It is expected that the Board will have regularly scheduled presentations from officers in charge of the Company's major business segments and operations, as well as the Chief Financial Officer, Chief Information Officer, Vice President of Human Resources and General Counsel, and in addition will review and, where appropriate, approve the Company's major operational, administrative, financial, marketing and strategic plans and actions.

3.
Information to Board.    Information that is important to the understanding of the business to be conducted at any Board or committee meeting should generally be distributed in writing to the applicable directors before that meeting. These materials shall be informative but concise, and directors shall be expected to review these materials in advance of the meeting. Supplemental materials will be provided to the Board on a periodic basis and at any time upon request of Board members.

4.
Access to Employees.    Directors have unrestricted access to all employees of the Company. Any meetings or contacts that a director wishes to initiate may be arranged through the Chief Executive Officer's secretary, the Corporate Secretary or directly by the director. Directors will use their judgment to ensure that any such contact is not disruptive to the organization or business of the Company and will, if appropriate under the circumstances, copy the Chief Executive Officer on any written communications between that director and any employee of the Company.

  Officers who report to the Chief Executive Officer shall regularly attend Board meetings in which matters under their supervision and control are under discussion. Furthermore, the Board encourages these officers to bring managers into Board meetings from time-to-time who (a) can provide additional insight into the matters under discussion, or (b) are themselves managers with future potential who should be given exposure to the Board.

5.
Meetings of Non-Management Directors.    The non-management directors will meet privately periodically in regularly scheduled executive sessions, and, upon the request of any director, at any specially called Board meeting. The Chairman of the Board shall preside, provided that he is an independent director and has no conflict of interest with the subject matters under discussion, otherwise a presiding director shall be chosen by a majority of non-management and non conflicted directors. At least one executive session each year shall be limited to independent directors only.

6.
Director Orientation and Continuing Education.    All new directors must participate in an orientation program, which should be conducted within three months of the director's joining the Board. This orientation will include meetings with the Chief Executive Officer, the Chief Financial Officer and at least one other executive officer to familiarize the new director with the Company's strategic plans, financial control, of Business Conduct & Ethics. The Company shall provide continuing education programs for directors in order to maintain the skills and expertise that each director needs to perform his or her responsibilities as a director. Such continuing education programs may include a combination of internal and third-party presentations and programs.

D.    BOARD COMMITTEES

1.
Number of Committees.    The current committees of the Board are the Audit Committee, the Executive Committee, the Compensation Committee, and the Corporate Governance and Nominating Committee. The Audit, Compensation, and Corporate Governance and Nominating Committee shall be composed entirely of independent directors. The Executive Committee shall include at least three independent directors.

  Each committee has a written charter approved by the Board, which sets forth its authority, responsibilities and duties. Each committee will conduct an annual review of its charter, and will work with the Corporate Governance and Nominating Committee and the full Board to make such revisions as are considered appropriate.

  Each committee of the Board is authorized to retain independent legal, financial or other outside advisors as they deem necessary. The Company shall make payment or reimbursement, as determined by the committee, for the costs of such independent advisors.

  Each committee will regularly report to the Board concerning the Committee's activities. The Executive Committee is responsible for exercising the powers of the Board in the management of the business and affairs of the Company when the Board is not in session, and any other responsibilities delegated to it by the Board.

2.
Committee Membership.    The Board appoints committee chairs and members on an annual basis with consideration given to the qualifications and preferences of individual directors. Each member of the Audit Committee must be financially literate, as such qualification is interpreted by the Board in its business judgment. In addition, at least one member of the Audit Committee shall be a person who satisfies the definition of an "audit committee financial expert" as set out in Item 401(e) of Regulation S-K. Committees may only act by a vote or unanimous written consent of the appointed committee members.

3.
Committee Agendas.    The committee chair, in consultation with the members of that committee, will determine the frequency and duration of the committee meetings and develop the committee's agenda. At the beginning of the year, each committee will establish a schedule of agenda subjects to be discussed during the year, which shall be subject to change as matters arise during the year. The agendas and meeting minutes of the committees will be furnished to all directors. Other Board members may attend committee meetings at the invitation of the committee chair.

E.    MANAGEMENT AND BOARD REVIEW AND RESPONSIBILITY

1.
Chief Executive Officer Performance Evaluation.    The full Board shall participate in an annual performance evaluation of the Chief Executive Officer. Both objective and subjective criteria will be used, including but not limited to: (a) the Company's financial performance, (b) the accomplishment of the Company's long-term strategic objectives, and (c) the development of the Company's senior and middle management

2.
Succession Planning and Management Development.    The Corporate Governance and Nominating Committee, working with the Chief Executive Officer, will develop a plan for executive officer succession planning to be reviewed and approved by the Board. The Chief Executive Officer shall review management development with the Board on an annual basis.

3.
Board and Committee Evaluations.    The Board, under the auspices of the Corporate Governance and Nominating Committee, will prepare an annual Board performance self-evaluation. The assessment will focus on the Board's contribution to the Company and specifically concentrate on areas in which the Board believes that it could improve. In addition, each committee of the Board will prepare an annual performance self-evaluation and report to the Board on the evaluation.

4.
Stakeholder Communications.    The Chief Executive Officer is responsible for establishing effective communications with the Company's stakeholders: shareholders, customers, employees, communities, suppliers and creditors. Stakeholders may also communicate with non-management directors by sending a request addressed to the Chairman of the Board, if it is a communication for consideration by all directors, or to any specific director. All such communications may be sent in care of the Company's General Counsel or Director of Public Relations. All communications will be forwarded to the intended director(s) without editing or screening.

        APPROVED AND ADOPTED BY THE NOMINATING COMMITTEE AND THE BOARD OF DIRECTORS ON FEBRUARY 4, 2004.

APPENDIX E

COMPENSATION PHILOSOPHY

        Labor Ready recognizes that strategic leadership is essential in shaping a performance-driven company and building short- and long-term competitive advantage. Our executive compensation program must enable us to hire and keep capable leaders who work together to achieve sound business objectives and protect and promote shareholder interests. Our executives need to understand our program and view it as treating them equitably. Compensation plans, contracts and policies must be consistent with the following principles:

Fundamentals, Alignment and Performance

  •
  Executives deserve fair compensation;

  •
  Compensation must encourage teamwork, not internal competition;

  •
  True alignment of interests of executives and shareholders is difficult; nonetheless, stock ownership by executives establishes the closest alignment to shareholders;

  •
  Managerial effectiveness is the key performance criterion, as measured by total shareholder return, financial performance and investor expectations; and

  •
  There is a range of appropriate compensation for executives—precision is difficult.

Amount and Mix

  •
  Compensation consists of a mix of cash and stock based incentives;

  •
  Shareholders as well as executives must benefit;

  •
  As shareholder returns increase, so does total executive compensation;

  •
  As shareholder returns decrease, stock based compensation also declines;

  •
  Compensation set by mutual agreement upon hiring is presumably fair and appropriate;

  •
  Adjustments to base compensation should be based upon clear evidence—not tenure; and

  •
  Cash bonuses can be effective for recognition of exceptional accomplishment, but should not duplicate stock based incentives.

Proxy—LABOR READY, INC.

FOR ANNUAL MEETING OF THE SHAREHOLDERS
This Proxy is Solicited on Behalf of the Board of Directors

        The undersigned hereby appoints Robert J. Sullivan and Timothy J. Adams (collectively, the "Proxies"), and each of them, with full power of substitution, as proxies to vote the shares which the undersigned is entitled to vote at the annual meeting of the Company to be held at 10:00 a.m. (Pacific Daylight Time) on Wednesday, June 2, 2004, at the Sheraton Hotel, 1320 Broadway, Tacoma, Washington, and at any adjournment thereof.

IMPORTANT—PLEASE SIGN AND RETURN PROMPTLY.

☐	Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

A Election of Directors

1.	The Board of Directors recommends a vote FOR the listed nominees.
		For	Withhold		For	Withhold
	01—Robert J. Sullivan	☐	☐	05—Gates McKibbin	☐	☐
	02—Carl W. Schafer	☐	☐	06—Thomas E. McChesney	☐	☐
	03—William W. Steele	☐	☐	07—Mark R. Beatty	☐	☐
	04—Joseph P. Sambataro, Jr.	☐	☐

B Issues

The Board of Directors recommends a vote FOR the following proposal.
		For	Against	Abstain
2.	Ratification of selection of PricewaterhouseCoopers LLP to serve as the independent auditors of the Company for the fiscal year ending December 31, 2004.	☐	☐	☐
3.	In their discretion, the Proxies are authorized to vote upon such other business as may come before the meeting.

        This proxy when properly signed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL DIRECTORS AND/OR FOR THE RATIFICATION OF SELECTION OF PRICEWATERHOUSECOOPERS LLP.

C Authorized Signatures—Sign Here—This section must be completed for your instructions to be executed.

        NOTE: When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature 1—Please keep signature within the box	Signature 2—Please keep signature within the box	Date (mm/dd/yyyy)
		/	/

QuickLinks

PROPOSALS OF SHAREHOLDERS
OTHER BUSINESS
FORM 10-K REPORT AVAILABLE
APPENDIX A CHARTER OF THE COMPENSATION COMMITTEE LABOR READY, INC.
APPENDIX B CHARTER OF THE AUDIT COMMITTEE LABOR READY, INC.
APPENDIX C CHARTER OF THE CORPORATE GOVERNANCE AND NOMINATING COMMITTEE LABOR READY, INC.
APPENDIX D CORPORATE GOVERNANCE GUIDELINES LABOR READY, INC.
APPENDIX E COMPENSATION PHILOSOPHY